UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation.

On April 22, 2024, Astra Space, Inc. (“Astra” or the “Company”) closed a subsequent financing (the “Subsequent Financing”) with RBH Ventures Astra SPV, LLC (“RBH”), pursuant to that certain Securities Purchase Agreement dated as of August 4, 2023 (as amended and modified by, inter alia, that certain Reaffirmation Agreement and Omnibus Amendment Agreement dated as of November 6, 2023, that certain Omnibus Amendment No. 3 Agreement dated as of November 21, 2023, that certain Amendment to Securities Purchase Agreement dated as of January 19, 2024, that certain Amendment to Senior Secured Convertible Notes dated as of January 31, 2024, that certain Second Amendment to Securities Purchase Agreement and Second Amendment to Senior Secured Convertible Notes dated as of February 26, 2024, that certain Limited Waiver and Consent to Senior Secured Convertible Notes and Common Stock Purchase Warrant and Reaffirmation of Transaction Documents, dated as of March 7, 2024, and that certain Third Amendment to Securities Purchase Agreement and Third Amendment to Senior Secured Convertible Notes dated as of April 10, 2024) (as so amended and modified, the “Purchase Agreement”), in which RBH purchased $400,000 in aggregate principal amount of a 12.0% Senior Secured Convertible Note due 2025 (the “Subsequently Purchased Convertible Notes”) in the form of the Senior Secured Convertible Note due 2025 filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2024 (the “April 8-K”). The Purchase Agreement and relevant amendments are incorporated by reference as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 of this Current Report on Form 8-K. As of April 22, 2024, RBH is the holder of 12.0% Senior Secured Convertible Notes due 2025, in an aggregate Stated Principal Amount, of $3,399,000.

The Subsequently Purchased Convertible Notes are subject to the terms of a noteholder conversion agreement that RBH executed and delivered to Apogee Parent Inc. (“Parent”), in connection with the Company’s entry into the Agreement and Plan of Merger with Parent and Apogee Merger Sub Inc. (“Merger Sub”), as described under the heading “Treatment of Outstanding Convertible Notes and Warrants” in the Company’s Current Report on Form 8-K, filed with the SEC on March 12, 2024 (the “Second March 8-K”)

Net proceeds from the Subsequent Financing, after deducting estimated offering expenses, were approximately $390,000. Following the sale of the Subsequently Purchased Convertible Notes, the Company may issue additional 12.0% Senior Secured Convertible Notes due 2025 under the Purchase Agreement in an aggregate original principal amount not exceeding $18,289,781, subject to certain limitations, including obtaining the consent of holders of a majority interest of the 12.0% Senior Secured Convertible Notes due 2025 and the Warrants (as defined below) then outstanding.

Convertible Notes Issuance

The Subsequently Purchased Convertible Notes mature on November 15, 2025, unless extended, and are convertible into shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) (such shares of Class A Common Stock issuable upon conversion of the Subsequently Purchased Convertible Notes, the “Underlying Shares”). On the Maturity Date, the Company will pay RBH, along with the holders of all of the Existing Issued Convertible Notes (hereinafter defined) (the Subsequently Purchased Convertible Notes and the Existing Issued Convertible Notes collectively referred to as the “Convertible Notes”), an amount in cash equal to the product of (i) the then-outstanding Stated Principal Amount (as defined in the Convertible Notes) of the Convertible Notes, multiplied by (ii) the then applicable Minimum Return (as defined in the Convertible Notes) amount in effect at such time, plus accrued and uncapitalized interest on the Convertible Notes (such amount, the “Minimum Return Maturity Amount”); provided that, if the Maturity Date has been extended, the Company will pay holders of Convertible Notes an amount in cash equal to the greater of (x) the Minimum Return Maturity Amount and (y) the then-outstanding principal amount plus any accrued and uncapitalized interest on the Convertible Notes. In the event that any prepayment or redemption of the Convertibles Notes is made in full prior to the Maturity Date (or is deemed to have occurred in the case of an Event of Default Acceleration Event (as defined in the Convertible Notes)), the Company will pay in full all outstanding obligations under the Convertible Notes, which will include the payment, if applicable, of any Minimum Return amount, which ranges from 150% to 175% of the outstanding Stated Principal Amount (as defined in the Convertible Notes) of the Convertible Notes depending on the timing of the prepayment or redemption event, as applicable.

The terms related to interest, security, payments, conversion (including the conversion rate), rights of RBH upon a Fundamental Change (as defined in the Subsequently Purchased Convertible Notes) and affirmative and negative covenants are the same as described under the heading “Convertible Notes Issuance” in the Company’s Current Report on Form 8-K filed with the SEC on November 24, 2023 (the “November 8-K”). RBH has agreed that the transactions currently contemplated by the Merger Agreement, including any filings required by RBH as a result of the Subsequent Financing, or any other person or persons with the SEC in connection with the Merger Agreement will not constitute a Fundamental Change (as defined in the Convertible Notes).

The Subsequently Purchased Convertible Notes were not issued pursuant to an indenture. Unless the Company obtains the Requisite Stockholder Approvals (as defined in the Purchase Agreement), the Company will be prohibited from issuing any shares of Class A Common Stock upon conversion of the Subsequently Purchased Convertible Notes if the issuance of such shares of Class A Common Stock, together with shares issued upon the conversion of any other Convertible Notes and exercise of any Warrants (as defined in the Purchase Agreement), would exceed 19.99% of the Company’s outstanding shares of Class A Common Stock as of the date of the Purchase Agreement or otherwise exceed the aggregate number of shares of Class A Common Stock which the Company may issue without breaching the Company’s obligations under the Nasdaq listing rules.

The Subsequent Financing is connected to the Company’s announcements in its November 8-K, its Current Report on Form 8-K, filed with the SEC on January 25, 2024 (the “January 8-K”), its Current Report on Form 8-K, filed with the SEC on March 1, 2024 (the “First March 8-K”), its Second March 8-K, and its Current Report on Form 8-K, filed with the SEC on March 21, 2024 (the “Third March 8-K”) of a series of closings of previous financing transactions (the “Prior Financings”) with RBH, JMCM Holdings LLC (“JMCM”), MH Orbit LLC (“MH Orbit”), SherpaVentures Fund II, LP (“ACME Fund II”), Chris Kemp, the Company’s chief executive officer, chairman and a director, through the Chris Kemp Living Trust dated February 10, 2023 (the “Kemp Trust”), Adam London, the Company’s chief technology officer and a director (“Dr. London”), Astera Institute (“Astera”), ERAS Capital, LLC (“ERAS”) and Ulrich Gall (“Gall” and together with JMCM, MH Orbit, ACME Fund II, the Kemp Trust, Dr. London, Astera, and ERAS, collectively, the “Initial Investors” and together with RBH, collectively, the “Investors”), pursuant to which the Company issued to the Investors senior secured convertible notes (the “Existing Issued Convertible Notes”) substantially in the form of Senior Secured Convertible Note due 2025 filed as Exhibit 4.1 to the First March 8-K, and warrants in accordance with the form of the Common Stock Purchase Warrant filed as Exhibit 4.2 to the November 8-K (the “Existing Issued Warrants” and together with the Subsequently Purchased Warrants, collectively, the “Warrants”). Such Prior Financings are discussed in the November 8-K, the January 8-K, the First March 8-K, the Second March 8-K, and the Third March 8-K.

The foregoing summary of the Subsequently Purchased Convertible Notes does not purport to be complete and is qualified in its entirety by reference to the form of Senior Secured Convertible Note that was filed as Exhibit 4.1 to the April 8-K.

No Registration; Registration Rights

The Subsequently Purchased Convertible Notes and the Underlying Shares have not been, and the Subsequently Purchased Convertible Notes will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. The Subsequently Purchased Convertible Notes and the Underlying Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws. The Subsequently Purchased Convertible Notes were offered and sold to RBH in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. RBH is an “accredited investor,” as defined in Regulation D, and is acquiring the Subsequently Purchased Convertible Notes and any Underlying Shares for investment only and not with a view toward, or for resale in connection with, the public sale or distribution thereof.

Pursuant to the Purchase Agreement, the Company is required to file a registration statement with the SEC no later than August 1, 2024, to register the resale of all Underlying Shares.

This current report on Form 8-K (this “Report”) does not, and the exhibits attached hereto do not, constitute an offer to sell any security, including the Subsequently Purchased Convertible Notes or any Underlying Shares, nor a solicitation for an offer to purchase any security, including the Subsequently Purchased Convertible Notes or any Underlying Shares, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 23, 2024, the Company received a deficiency notice from Nasdaq that the Company is not in compliance with the minimum stockholders’ equity listing requirement set forth in Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”) because its Annual Report on Form 10-K for the period ended December 31, 2023 filed with the SEC on April 18, 2024, reported stockholders’ equity below $2,500,000. Additionally, as of the date of this Report, the Company does not meet the alternative Nasdaq continued listing standards under Nasdaq Listing Rules. This notice of noncompliance has had no immediate impact on the continued listing or trading of the Company Class A Common Stock, which will continue to be listed and traded on Nasdaq, subject to the Company’s compliance with the other continued listing requirements. Please see the Company’s current report on Form 8-K filed with the SEC on April 19, 2024, wherin the Company announced its failure to satisfy Rule 5450(a)(1) of Nasdaq’s listing requirements.

Pursuant to Rule 5810(c)(2)(C), the Company has 45 calendar days, or until June 7, 2024, to submit a plan to regain compliance with the Minimum Stockholders’ Equity Requirement. If the Company’s plan is accepted, the Company may be granted 180 additional calendar days from April 23, 2024, or until October 20, 2024, to evidence compliance with the Minimum Stockholders’ Equity Requirement.

In the event the plan to regain compliance with the Minimum Stockholders’ Equity Requirement is not accepted by Nasdaq, or, in the event a plan is accepted and an extension period is granted but Company fails to regain compliance within that period, Company’s Class A Common Stock will be subject to delisting. The Company would have the right to appeal that decision before a Nasdaq hearing panel. The hearing request would stay any suspension or delisting action pending the conclusion of the hearing process and the expiration of any additional extension period granted by the panel following the hearing.

There can be no assurance that the Company will regain compliance with the Minimum Stockholders’ Equity Requirement or that it will otherwise remain in compliance with the other listing requirements for Nasdaq.

As previously disclosed in the Second March 8-K, the Company entered into that certain Agreement and Plan of Merger with Parent and Merger Sub on March 7, 2024, pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company being the surviving entity of such Merger and a wholly-owned direct subsidiary of Parent. If the Merger is consummated before June 7, 2024, Astra’s Class A common stock will be delisted from the Nasdaq Capital Market in connection with the consummation of the Merger.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 of this current report on Form 8-K regarding the issuance of Subsequently Purchased Convertible Notes is incorporated herein by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Senior Secured Convertible Note due 2025 (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed with the SEC on April 15, 2024).

10.1	Omnibus Amendment No. 3 Agreement, dated as of November 21, 2023, between Astra Space, Inc., its subsidiaries, the Investors and GLAS Americas, LLC, as collateral agent (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on November 24, 2023).

10.2	Amendment to Securities Purchase Agreement, dated January 19, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, the investors party thereto and GLAS Americas, LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on January 25, 2024).

10.3	Second Amendment to Securities Purchase Agreement and Second Amendment to Senior Secured Convertible Notes, dated February 26, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, the investors party thereto and GLAS Americas, LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on March 1, 2024).

10.4	Limited Waiver and Consent to Senior Secured Convertible Notes and Common Stock Purchase Warrant and Reaffirmation of Transaction Documents, dated as of March 7, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto and each of the investors party thereto (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on March 12, 2024).

10.5	Third Amendment to Securities Purchase Agreement and Third Amendment to Senior Secured Convertible Notes, dated April 10, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, the investors party thereto and GLAS Americas, LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed with the SEC on April 15, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2024	Astra Space, Inc.

	By:	/s/ Axel Martinez
	Name:	Axel Martinez
	Title:	Chief Financial Officer